TABLE OF CONTENTS

 PAGE
 ARTICLESNUMBER

1.             Quantity, Model and Description                                                                                               1

2.             Delivery Schedule                                                                                               1

3.             Price                                                                                               1

4.             Payment                                                                                               2

5.             Miscellaneous                                                                                               2

TABLES - Aircraft Delivery, Description, Price [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE NUMBER	AGREEMENT NUMBER(S)
1.	Original Purchase Agreement / SA3/ SA17 / SA18
1-1.	SA1
1-2.	SA2 / SA6
1-3.	SA4 / SA5 / SA6 / SA7 / SA9
1-4.	SA5 / SA6 / SA9
1-5.	SA10 / SA11 / SA12 / SA15
1-6.	SA 13
2.	SA 15 / SA16
3.	SA 15 / SA16

 EXHIBITSSA NUMBER

A.             Aircraft Configuration

B.             Aircraft Delivery Requirements and Responsibilities

C.             Defined Terms

PA No. 1980                                                        SA No. 19 Page

SUPPLEMENTAL EXHIBITSSA NUMBER

BFE1.	BFE Variables

CS1.	Customer Support Variables

SLP1.	Service Life Policy Components

EE1-A.	[CONFIDENTIAL PORTION OMITTED AND	NOT SELECTED / SA1
FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EE1-BR1.[CONFIDENTIAL PORTION OMITTED ANDSA15
FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980                                                        SA No. 19 Page

LETTER AGREEMENTSSA NUMBER

Letter Agreement No. 6-1162-AKP-070	Miscellaneous Commitments for
Model 737, 757, 767 and 777 Aircraft

Letter Agreement No. 6-1162-AKP-071R1Purchase Obligations	PA 3219

Letter Agreement No. 6-1162-AKP-072R2[CONFIDENTIAL PORTION OMITTEDPA 3219
AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL
TREATMENT]

Letter Agreement No. 6-1162-AKP-073R1Accident Claims and Litigation	PA 3219

Letter Agreement No. 6-1162-AKP-109R2Business Considerations	SA19

Letter Agreement No. 6-1162-AKP-110R2Aircraft Purchase Rights andSA18
Substitution Rights

Letter Agreement No. 6-1162-AKP-111	Aircraft Performance Guarantees

Letter Agreement No. 6-1162-AKP-112	Spares Matters

Letter Agreement No. 6-1162-AKP-113	Model 777 Miscellaneous Commitments

Letter Agreement No. 6-1162-AKP-114	Installation of Cabin Systems Equipment

Letter Agreement No. 6-1162-AKP-115	Component and System Reliability
Commitments

Letter Agreement No. 6-1162-AKP-116	[CONFIDENTIAL PORTION OMITTED
AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL
TREATMENT]

Letter Agreement No. 6-1162-AKP-117	Delivery Schedule

Letter Agreement No. 6-1162-AKP-118R1Confidentiality	SA15

Letter Agreement No. 6-1162-AKP-204	Multiple Operating Weight Program	SA6
Model 777-200IGW Aircraft

PA No. 1980                                                        SA No. 19 Page